[front cover]

COLONIAL SMALL CAP VALUE FUND   Annual report
JUNE 30, 1998

Not FDIC     May Lose Value
Insured      No Bank Guarantee

                    Colonial Small Cap Value Fund Highlights
                           July 1, 1997-June 30, 1998

Investment Objective: Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller-capitalization equities.

The Fund is Designed to Offer:

  [checkmark] Diversification

  [checkmark] Dynamic investment opportunities

  [checkmark] Disciplined investment strategy

Portfolio Manager Commentary: "In a favorable economic climate, large-capitalization stocks have continued to dominate the stock market's performance. While the performance of small-capitalization stocks has lagged the broader market, these securities currently offer some of the best values we have seen in 25 years. We were pleased that, during the period, the Fund outperformed both the Russell 2000 Index and the Lipper Small Cap Fund category average."

                                                  -- James Haynie & Michael Rega

                    Colonial Small Cap Value Fund Performance

                                           Class A       Class B       Class C

Inception dates                            7/25/86       11/9/92       1/15/96
-------------------------------------------------------------------------------------
12-month total returns, assuming           18.95%        18.05%        18.17%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)
-------------------------------------------------------------------------------------
Net asset value per share on 6/30/98       $34.21        $32.67        $33.59

Top Five Holdings(1)                               Top Five Sectors(1)
(as of 6/30/98)                                    (as of 6/30/98)
-------------------------------------              --------------------------------------
 1.ESC Medical Systems Ltd. ......2.1%             1.Consumer Cyclicals.............18.6%
 2.Showbiz Pizza Time.............1.9%             2.Financials.....................14.6%
 3.Furniture Brands                                3.Health Care ...................12.3%
   International, Inc. ...........1.8%             4.Technologies...................11.6%
 4.Ames Dept. Store ..............1.5%             5.Capital Goods...................9.9%
 5.Universal Corp. Holdings...... 1.5%

(1)Because the Fund is actively managed, holdings and sectors will change. Holdings and sector weightings are calculated as a percent of total net assets. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               President's Message
                              To Fund Shareholders

                                                      [photo: Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial Small Cap Value Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president, I am pleased to present the annual report for Colonial Small Cap Value Fund for the 12-month period ended June 30, 1998.

During the year ended June 30, 1998, the economic environment was favorable for corporate America. With low interest rates, low unemployment and low inflation, companies in a variety of industries prospered, propelling the broader U.S. equity markets to new heights. Although small-company stocks have experienced a correction that began in April and has lasted through the first week of August, Colonial Small Cap Value Fund provided investors with competitive returns during the Fund's reporting period.

The small-company sector represents a large universe of stocks from which to choose. With the stock prices of many blue-chip companies at an all-time high, the small-company sector is ideally suited to Colonial's New Value(R) approach to stock selection. Operating under the premise that investment opportunity can be found almost anywhere, the New Value approach helps our portfolio managers maintain diversification across a wide variety of industries. Equally important, it enables them to search for stocks of companies with attractive valuations, consistent track records of operating performance, and strong prospects for earnings growth.

More detailed information about the Fund, its performance and the companies in which it invested during the 12-month period appear on the following pages. Thank you for choosing Colonial Small Cap Value Fund and for the opportunity to serve your investment needs.

Respectfully,

[signature] Stephen E. Gibson
            Stephen E. Gibson
            President
            August 11, 1998

Because market and economic conditions change, there can be no assurance that the trends discussed above or on the following pages will continue.

                           Portfolio Management Report

James Haynie and Michael Rega are portfolio co-managers of Colonial Small Cap Value Fund and are vice presidents of Colonial Management Associates, Inc. The following is a discussion of the Fund's performance for the 12-month period ended June 30, 1998.

Performance of U.S. stocks showed continued strength

Despite the Asian currency crisis and its negative impact on worldwide markets in late 1997 and the first half of 1998, U.S. stock prices continued their strong upward trend over the past 12 months. While small-company stocks achieved double-digit returns, investors continued to favor large-company issues. All sectors of the small-cap market provided positive gains over the 12-month period, but a few posted returns that were notably higher, including financial services, consumer cyclicals, health care, technology and utilities.(1)

For the 12-month period, the Fund generated a total return of 18.95% for Class A shares, based on net asset value. This compares favorably with the performance of the Russell 2000 Index,(1) which posted a 16.5% return, and the Fund's Lipper peer group, which averaged 17.6% for the period.(2)

Small-company stocks yet to make their move

Over different time periods, small-company stocks have outperformed large-company stocks, and vice versa. While large-company stocks have dominated over the past three years, we have been somewhat surprised that small-company stocks continued to lag. Small-company stocks historically have performed best at the beginning of an economic expansion. However, as industries and markets have evolved and become more globalized over the past decade, the lines between periods of economic expansion and contraction have started to blur. This has been particularly true with the slow, steady growth we have experienced since the last U.S. recession in the early 1990s. As a result, the cyclical nature of the U.S. economy may no longer follow a traditional pattern to the extent it once did, making investors less inclined to shift their equity focus in response to a changing economic environment.

Uncertainty over Asia increases demand for U.S. stocks

Asia's economic crisis and the extent of its impact on U.S. corporate earnings is still uncertain. However, equity investors who are nervous about global markets have increasingly favored stocks of large, multinational U.S. companies. Interestingly, the earnings of these large firms are more exposed to "Asian risk" than earnings of many smaller U.S. companies. In addition, the prices of large-cap stocks have risen to such high levels that we believe they have the potential to decline to a greater degree than small-cap stocks in the event of a market downturn.

Several growth opportunities identified

In the current economic environment, with low unemployment, rising wages and strong consumer spending, the consumer cyclical sector has much to offer. One stock that has performed well for the Fund is Furniture Brands International (1.8% of total net assets), one of the largest furniture retailers in the U.S. We acquired the stock for a number of reasons. First, it was reasonably valued relative to its peers. Second, it benefited from strong demographic trends as individuals bought new homes or refurbished existing ones. Third, the company streamlined its operations and reduced its debt, which led to above-average profit growth. Since the time we took a significant position in August, 1997, the stock rose more than 59%.

Another stock in the portfolio is Ames Department Stores (1.5% of total net assets). Ames came out of bankruptcy in 1994. Instead of buying shares immediately, we waited to see if the company could achieve its business objectives before taking advantage of its relatively inexpensive stock price. We viewed Ames as a low-risk opportunity. Everything was in place to restart the company, including a strong management team and newly remodeled stores. After seeing some positive signs, we started buying shares in August, 1997. Since that time, the stock has increased 94%.

The energy services sector is an area we believe has tremendous potential and relatively little downside risk. In particular, deep-water oil rig stocks are showing a lot of promise. While a recent drop in oil prices has caused many investors to flee the industry, we believe this is a temporary move. Fundamentally, these are very solid companies. Even if oil prices move lower, these companies should not be severely impacted, as shallow and mid-range projects would be cut well before deep-water projects. With some patience and a watchful eye on oil prices, we plan to continue holding these issues for their strong long-term growth potential and attractive relative value.

Long-term outlook remains positive

It would be difficult for domestic equities to continue growing at the impressive pace they have set over the last few years. Nevertheless, our long-term outlook remains positive. Should current economic conditions remain relatively stable -- with steady, slow growth, low inflation, low unemployment and low interest rates -- well-managed companies should continue to find ways to maintain reasonable earnings growth rates.

Small-company stocks currently offer strong upside potential and attractive valuations. However, we may continue to see foreign investors moving money into U.S. blue-chip companies in a flight to quality. Going forward, there are two important points that small-company stock fund investors should keep in mind. First, we believe prices of small-company stocks are as attractive as they have been in the last 25 years. And second, small-company stocks have historically outperformed large-company stocks over longer time periods, making them an important component of a well-diversified portfolio.

(1) Based on Russell 2000 Index sector performance. The Russell 2000 Index(R) is a tradename of the Frank Russell Company.

(2) Source: Lipper Analytical Services, Inc. Lipper rankings are based on the Lipper Small Cap Funds category. The Fund's Class A shares ranking is in the second quartile (ranked 251st of 621 funds) for the six-month period; in the second quartile (207th of 524 funds) for the one-year period; in the first quartile (27th of 168 funds) for the five-year period; and in the fourth quartile (53rd of 59 funds) for the ten-year period. Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

 Colonial Small Cap Value Fund Investment Performance vs. The Russell 2000 Index
                Change in Value of $10,000 from 6/30/88 - 6/30/98
                     Based on NAV and POP for Class A Shares

[mountain chart]

      Date                     NAV               POP          Russell 2000
      ----                     ---               ---          ------------
      Jun 30, 1988           10000               9425             10000
      Sep 30, 1988            9775.889           9213.775          9909
      Dec 30, 1988            9549.569           9000.469          9846
      Mar 31, 1989           10528.4             9923.017         10605
      Jun 30, 1989           10806.84           10185.44          11281
      Sep 29, 1989           11197.92           10554.04          12040
      Dec 29, 1989           10675.43           10061.59          11447
      Mar 30, 1990           10555.48            9948.542         11190
      Jun 29, 1990           10859.53           10235.11          11615
      Sep 28, 1990            8312.826           7834.839          8773
      Dec 31, 1990            8150.641           7681.979          9218
      Mar 28, 1991            9771.142           9209.301         11958
      Jun 28, 1991            9301.838           8766.983         11769
      Sep 30, 1991            9575.185           9024.612         12731
      Dec 31, 1991            9695.78            9138.272         13462
      Mar 31, 1992           11343.9            10691.63          14470
      Jun 30, 1992            9912.849           9342.86          13480
      Sep 30, 1992            9985.206           9411.056         13868
      Dec 31, 1992           11697.64           11025.03          15940
      Mar 31, 1993           12742.79           12010.08          16621
      Jun 30, 1993           12750.83           12017.66          16986
      Sep 30, 1993           13450.28           12676.89          18471
      Dec 31, 1993           13900.5            13101.22          18949
      Mar 31, 1994           14061.29           13252.77          18445
      Jun 30, 1994           13402.04           12631.43          17723
      Sep 30, 1994           14624.07           13783.18          18954
      Dec 30, 1994           14776.82           13927.15          18604
      Mar 31, 1995           15910.4            14995.56          19463
      Jun 30, 1995           17896.19           16867.16          21287
      Sep 29, 1995           20613.58           19428.3           23390
      Dec 29, 1995           20325.06           19156.37          23896
      Mar 29, 1996           21773.22           20521.26          25116
      Jun 28, 1996           22425.31           21135.86          26372
      Sep 30, 1996           22933.44           21614.77          26462
      Dec 31, 1996           24054.37           22671.25          27838
      Mar 31, 1997           22703.89           21398.42          26399
      Jun 30, 1997           26807.96           25266.5           30678
      Sep 30, 1997           30701.56           28936.22          35244
      Dec 31, 1997           29799.19           28085.73          34064
      Mar 31, 1998           33881.78           31933.58          37490
      Jun 30, 1998           31887              30054             35742

[end mountain chart]

              Current Value of a $10,000 Investment Made on 6/30/88
                               As of June 30, 1998

--------------------------------------------------------------------------------
     Class A                    Class B                    Class C
  NAV        POP           NAV         w/CDSC         NAV      w/CDSC
--------------------------------------------------------------------------------
$31,887     $30,054       $30,598     $30,598       $31,343   $31,343

                          Average Annual Total Returns
                               As of June 30, 1998

--------------------------------------------------------------------------------
                     Class A Shares        Class B Shares      Class C Shares
Inception              7/25/86(1)             11/9/92              1/15/96

                    NAV         POP       NAV         w/CDSC  NAV       w/CDSC
--------------------------------------------------------------------------------
1 year              18.95%     12.11%    18.05%     13.05%    18.17%    17.17%
-----------------------------------------------------------------------------
5 years             20.12      18.71     19.24      19.04     19.71     19.71
-----------------------------------------------------------------------------
10 years            12.30      11.63     11.83      11.83     12.10     12.10

(1) Investment policies changed November 2, 1992.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include initial sales charges or contingent deferred sales charges (CDSCs). Public offering price
(POP) returns include the maximum sales charge of 5.75%. The applicable CDSC for Class B shares is 5% for one year and 2% for five years. The applicable CDSC for Class C shares is 1% for one year.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Russell 2000 Index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ. Unlike mutual funds, indexes are not investments, do not incur fees or charges and are not professionally managed. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                          JUNE 30, 1998 (IN THOUSANDS)

COMMON STOCKS - 92.3%                                   SHARES        VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 0.6%
  Building Construction
  NVR, Inc. (a)                                             11   $      453
  Toll Brothers, Inc. (a)                                  156        4,475
                                                                 -----------
                                                                      4,928
                                                                 -----------

 .............................................................................
FINANCE, INSURANCE & REAL ESTATE - 14.1%
  Depository Institutions - 3.7%
  ALBANK Financial Corp.                                    85        5,998
  Downey Financial Corp.                                   120        3,922
  First Union Corp.                                         45        2,641
  FirstFed Financial Corp. (a)                              84        4,384
  GBC Bancorp.                                             100        2,650
  Peoples Heritage Financial Group, Inc.                   206        4,863
  Silicon Valley Bancshares (a)                            103        3,666
  St. Paul Bancorp, Inc.                                   100        2,259
                                                                 -----------
                                                                     30,383
                                                                 -----------

  Insurance Carriers - 7.8%
  ARM Financial Group, Inc.                                220        4,868
  American Bankers Insurance Group, Inc.                    84        5,051
  Capital RE Corp.                                          83        5,952
  Conseco, Inc.                                             67        3,148
  Delphi Financial Group, Inc., Class A (a)                 92        5,154
  Enhance Financial Services Group, Inc.                   179        6,055
  Executive Risk Inc.                                       27        1,991
  Fidelity National Finance, Inc.                          166        6,601
  Fremont General Corp.                                    163        8,816
  Horace Mann Educators Corp.                              144        4,954
  NAC Re Corp.                                              75        3,982
  Orion Capital Corp.                                       78        4,330
  Vesta Insurance Group, Inc.                              131        2,796
                                                                 -----------
                                                                     63,698
                                                                 -----------

  Nondepository Credit Institutions - 1.1%
  Consumer Portfolio Services, Inc. (a)                    126        1,312
  Imperial Credit Industries, Inc. (a)                     128        3,003
  Resource Bancshares Mortgage Group, Inc.                 239        4,452
                                                                 -----------
                                                                      8,767
                                                                 -----------

  Real Estate Investment Trusts - 0.4%
  Imperial Credit Mortgage Holdings                        221        3,444
                                                                 -----------

  Security Brokers & Dealers - 1.1%
  Jefferies Group, Inc.                                     78        3,198
  Raymond James Financial, Inc.                            182        5,440
                                                                 -----------
                                                                      8,638
                                                                 -----------

                       Investment Portfolio/June 30, 1998
------------------------------------------------------------------------------

COMMON STOCKS - CONT.                                    SHARES        VALUE
------------------------------------------------------------------------------
MANUFACTURING - 35.0%
  Apparel - 0.9%
  Kellwood Co.                                               79     $  2,828
  Nautica Enterprises, Inc. (a)                             184        4,933
                                                                  -----------
                                                                       7,761
                                                                  -----------

  Chemicals & Allied Products - 4.1%
  Dexter Corp.                                              127        4,043
  Ferro Corp.                                               223        5,646
  Fuller (H.B.) Co.                                          46        2,550
  Goodrich (B.F.) Co.                                       102        5,037
  Medicis Pharmaceutical Corp., Class A (a)                 114        4,114
  NBTY, Inc. (a)                                            272        4,989
  Rexall Sundown, Inc. (a)                                  125        4,458
  Serologicals Corp. (a)                                     80        2,590
                                                                  -----------
                                                                      33,427
                                                                  -----------

  Communications Equipment - 0.4%
  Comverse Technology, Inc. (a)                              58        2,988
                                                                  -----------

  Electrical Industrial Equipment - 0.5%
  Artesyn Technologies, Inc. (a)                             90        1,440
  MagneTek, Inc. (a)                                        153        2,410
                                                                  -----------
                                                                       3,850
                                                                  -----------

  Electronic Components - 3.2%
  Innovex, Inc.                                             267        3,471
  Park Electrochemical Corp.                                250        5,290
  Plexus Corp.  (a)                                         104        2,045
  QLogic Corp. (a)                                          139        4,961
  Sanmina Corp. (a)                                         126        5,465
  SemTech Corp. (a)                                         297        5,255
                                                                  -----------
                                                                      26,487
                                                                  -----------

  Fabricated Metal - 1.6%
  Barnes Group, Inc.                                        120        3,237
  Hexcel Corp. (a)                                          214        4,833
  Valmont Industries                                        105        2,103
  Wyman-Gordon Co. (a)                                      129        2,572
                                                                  -----------
                                                                      12,745
                                                                  -----------

  Food & Kindred Products - 1.0%
  Canandaigua Brands, Inc., Class A (a)                      85        4,201
  Michael Foods, Inc.                                       152        4,462
                                                                  -----------
                                                                       8,663
                                                                  -----------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------

  Furniture & Fixtures - 2.9%
  Ethan Allen Interiors, Inc.                              172     $  8,609
  Furniture Brands International, Inc. (a)                 532       14,924
                                                                 -----------
                                                                     23,533
                                                                 -----------

  Lighting Equipment - 0.7%
  Technitrol, Inc.                                         141        5,611
                                                                 -----------

  Lumber & Wood Products - 0.6%
  Oakwood Homes Corp.                                      174        5,210
                                                                 -----------

  Machinery & Computer Equipment - 5.0%
  Applied Power, Inc., Class A                             100        3,437
  Asyst Technology, Inc.  (a)                              218        2,757
  Camco International, Inc.                                 47        3,641
  Cincinnati Milacron, Inc.                                130        3,161
  GENICOM Corp. (a)                                        176          814
  Gehl Co. (a)                                             192        3,878
  Kaydon Corp.                                             119        4,185
  Manitowoc, Inc.                                          137        5,507
  NACCO Industries, Inc., Class A                           34        4,446
  STB Systems, Inc. (a)                                    157        1,959
  Terex Corp. (a)                                          114        3,249
  Zebra Technologies Corp., Class A (a)                     91        3,899
                                                                 -----------
                                                                     40,933
                                                                 -----------

  Measuring & Analyzing Instruments - 5.6%
  ADAC Laboratories (a)                                    262        5,895
  ATL Ultrasound, Inc. (a)                                  84        3,810
  ESC Medical Systems Ltd. (a)                             513       17,307
  Esterline Technologies Corp. (a)                         184        3,835
  Fossil, Inc. (a)                                         267        6,653
  Input/Output, Inc. (a)                                   217        3,891
  Respironics, Inc. (a)                                    285        4,427
                                                                 -----------
                                                                     45,818
                                                                 -----------

  Miscellaneous Manufacturing - 0.4%
  Russ Berrie & Company, Inc.                              136        3,407
                                                                 -----------

  Paper Products - 0.7%
  Shorewood Packaging Corp. (a)                            209        3,317
  Wausau-Mosinee Paper Corp.                               106        2,428
                                                                 -----------
                                                                      5,745
                                                                 -----------

  Petroleum Refining - 0.4%
  Tesoro Petroleum Corp. (a)                               184        2,922
                                                                 -----------

                       Investment Portfolio/June 30, 1998
----------------------------------------------------------------------------
COMMON STOCKS - CONT.                                  SHARES        VALUE
----------------------------------------------------------------------------
MANUFACTURING - CONT.
  Primary Metal - 2.9%
  Brush Wellman, Inc.                                      10   $      195
  Encore Wire Corp. (a)                                   153        2,467
  Inland Steel Industries, Inc.                           213        6,004
  Mueller Industries, Inc. (a)                            110        4,084
  Precision Castparts Corp.                                85        4,537
  RMI Titanium Company (a)                                 93        2,116
  Texas Industries, Inc.                                   82        4,357
                                                                -----------
                                                                    23,760
                                                                -----------

  Printing & Publishing - 1.4%
  Bowne & Co., Inc.                                        49        2,223
  Valassis Communications, Inc. (a)                       241        9,297
                                                                -----------
                                                                    11,520
                                                                -----------

  Rubber & Plastic - 0.3%
  Carlisle Cos., Inc.                                      61        2,622
                                                                -----------

  Stone, Clay, Glass & Concrete - 1.0%
  Libbey, Inc.                                             80        3,073
  Lone Star Industries, Inc.                               64        4,955
                                                                -----------
                                                                     8,028
                                                                -----------

  Textile Mill Products - 0.6%
  Culp, Inc.                                                3           39
  Interface, Inc.                                         233        4,696
                                                                -----------
                                                                     4,735
                                                                -----------

  Transportation Equipment - 0.8%
  Arvin Industries, Inc.                                  100        3,635
  Varlen Corp.                                             77        2,672
                                                                -----------
                                                                     6,307
                                                                -----------

 ............................................................................
MINING & ENERGY - 4.1%
  Oil & Gas Extraction - 1.9%
  Devon Energy Corp.                                       89        3,110
  Patterson Energy, Inc. (a)                              315        3,091
  Pride International, Inc. (a)                           190        3,218
  Santa Fe Energy Resources, Inc.                         182        1,952
  Vintage Petroleum, Inc.                                 221        4,171
                                                                -----------
                                                                    15,542
                                                                -----------

  Oil & Gas Field Services - 2.2%
  Marine Drilling Companies, Inc. (a)                     275        4,400
  Pool Energy Services Co. (a)                            272        4,022
  Veritas DGC, Inc. (a)                                   195        9,713
                                                                -----------
                                                                    18,135
                                                                -----------

                       Investment Portfolio/June 30, 1998
---------------------------------------------------------------------------

RETAIL TRADE - 12.0%
  Apparel & Accessory Stores - 4.8%
  Claire's Stores, Inc.                                    317     $  6,498
  Dress Barn, Inc. (a)                                     337        8,412
  Finish Line, Inc., Class A (a)                           270        7,594
  Genesco, Inc. (a)                                        306        4,997
  Paul Harris Stores, Inc. (a)                             137        1,807
  Ross Stores, Inc.                                        179        7,693
  Stein Mart, Inc. (a)                                     184        2,472
                                                                 -----------
                                                                     39,473
                                                                 -----------

  General Merchandise Stores - 3.1%
  Ames Department Stores, Inc. (a)                         463       12,185
  Consolidated Stores Corp. (a)                            103        3,748
  Meyer (Fred), Inc. (a)                                   124        5,249
  Shopko Stores, Inc.                                      123        4,182
                                                                 -----------
                                                                     25,364
                                                                 -----------

  Home Furnishings & Equipment - 0.4%
  Compucom Systems, Inc. (a)                               205        1,331
  CompUSA, Inc. (a)                                         96        1,734
                                                                 -----------
                                                                      3,065
                                                                 -----------

  Miscellaneous Retail - 0.9%
  Fingerhut Companies, Inc.                                119        3,911
  Tiffany & Co.                                             64        3,072
                                                                 -----------
                                                                      6,983
                                                                 -----------

  Restaurants - 2.8%
  Foodmaker, Inc. (a)                                      434        7,317
  Showbiz Pizza Time, Inc. (a)                             385       15,520
                                                                 -----------
                                                                     22,837
                                                                 -----------

 .............................................................................
SERVICES - 15.0%
  Amusement & Recreation - 0.5%
  Anchor Gaming (a)                                         51        3,920
                                                                 -----------

  Business Services - 1.9%
  Advo, Inc.                                               222        6,269
  Norrell Corp.                                            241        4,795
  Ogden Corp.                                              150        4,147
                                                                 -----------
                                                                     15,211
                                                                 -----------

  Computer Related Services - 4.3%
  DSP Group, Inc. (a)                                      190        3,687
  Inacom Corp. (a)                                         216        6,842
  Jack Henry & Associates                                   88        3,069
  National Instruments Corp. (a)                            68        2,422
  Rent-Way, Inc. (a)                                       265        8,086

                       Investment Portfolio/June 30, 1998
------------------------------------------------------------------------------

COMMON STOCKS - CONT.                                    SHARES        VALUE
------------------------------------------------------------------------------
SERVICES - CONT.
  Computer Related Services - Cont.
  StaffMark, Inc. (a)                                       120     $  4,395
  Systems & Computer Technology Corp. (a)                   233        6,286
                                                                  -----------
                                                                      34,787
                                                                  -----------

  Computer Software - 2.0%
  Data Dimensions, Inc. (a)                                 118        2,013
  Hyperion Software Corp. (a)                               381       10,856
  Symantec Corp. (a)                                        149        3,900
                                                                  -----------
                                                                      16,769
                                                                  -----------

  Engineering, Accounting, Research & Management - 0.7%
  CDI Corp. (a)                                              59        1,578
  Jacobs Engineering Group, Inc. (a)                        136        4,370
                                                                  -----------
                                                                       5,948
                                                                  -----------

  Health Services - 5.1%
  Curative Health Services, Inc. (a)                        232        6,601
  Diagnostic Health Services, Inc. (a)                       49          410
  Hooper Holmes, Inc.                                        64        1,415
  Integrated Health Services, Inc.                           92        3,440
  Lincare Holdings, Inc. (a)                                 40        1,682
  NovaCare, Inc. (a)                                        368        4,329
  Osteotech, Inc. (a)                                       153        2,684
  RehabCare Group, Inc. (a)                                 177        4,255
  Total Renal Care Holdings, Inc. (a)                       234        8,060
  Universal Health Services, Inc., Class B (a)              158        9,206
                                                                  -----------
                                                                      42,082
                                                                  -----------

  Hotels, Camps & Lodging - 0.5%
  Signature Resort (a)                                      250        4,125
                                                                  -----------

 ..............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 5.3%
  Air Transportation - 1.4%
  Airborne Freight Corp.                                    208        7,250
  Comair Holdings, Inc.                                     131        4,038
                                                                  -----------
                                                                      11,288
                                                                  -----------

  Electric Services - 1.1%
  Public Service Company of New Mexico                      240        5,445
  Sierra Pacific Resources                                  100        3,631
                                                                  -----------
                                                                       9,076
                                                                  -----------

  Gas Services - 0.5%
  UGI Corp.                                                 181        4,497
                                                                  -----------

                       Investment Portfolio/June 30, 1998
----------------------------------------------------------------------------

  Motor Freight & Warehousing - 1.0%
  CNF Transportation                                         23      $   986
  US Xpress Enterprises, Inc. Class A (a)                    60        1,000
  USFreightways Corp.                                       187        6,157
                                                                  -----------
                                                                       8,143
                                                                  -----------

  Sanitary Services - 0.4%
  Piedmont Natural Gas Co.                                   99        3,336
                                                                  -----------

  Telecommunication - 0.4%
  Aliant Communications, Inc.                               113        3,106
                                                                  -----------

  Transportation Services - 0.5%
  Circle International Group, Inc.                          135        3,786
                                                                  -----------

 ..............................................................................
WHOLESALE TRADE - 6.2%
  Durable Goods - 2.4%
  CHS Electronics, Inc. (a)                                 326        5,818
  Ingram Micro, Inc. (a)                                     83        3,673
  MicroAge, Inc. (a)                                        129        1,830
  Owens & Minor, Inc.                                       230        2,297
  Patterson Dental Co. (a)                                  136        4,995
  SED International Holdings, Inc. (a)                       93          757
                                                                  -----------
                                                                      19,370
                                                                  -----------

  Nondurable Goods - 3.8%
  Fleming Co., Inc.                                         339        5,954
  Herbalife International, Inc. Class A                      50        1,237
  Herbalife International, Inc. Class B                     100        2,072
  Richfood Holdings, Inc.                                   300        6,204
  United Stationers, Inc. (a)                                61        3,956
  Universal Corp.                                           322       12,031
                                                                  -----------
                                                                      31,454
                                                                  -----------

TOTAL COMMON STOCKS (cost of $629,721)(b)                            754,227
                                                                  -----------

SHORT-TERM OBLIGATIONS - 7.8%                              PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp., dated 06/30/98, due 07/01/98 at 6.100%, collateralized by U.S. Treasury notes and bill with various maturities to 2027, value $65,146
(repurchase proceeds $63,776)                          $ 63,765       63,765
                                                                 -----------

OTHER ASSETS & LIABILITIES, NET - (0.1)%                                (504)
-----------------------------------------------------------------------------

NET ASSETS - 100.0%                                                 $817,488
                                                                 -----------

                       Investment Portfolio/June 30, 1998
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.

(b) Cost for federal income tax purposes is the same.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                  JUNE 30, 1998
(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $629,721)                                  $754,227
Short-term obligations                                                  63,765
                                                                      ---------
                                                                       817,992
Cash                                                     $  900
Receivable for:
  Fund shares sold                                        5,412
  Dividends                                                 486
  Interest                                                   11
Other                                                         5          6,814
                                                         -------      ---------
    Total Assets                                                       824,806
LIABILITIES
Payable for:
  Investments purchased                                   4,790
  Fund shares repurchased                                 2,468
Accrued:
  Transfer Agent Out-of-Pocket fees                          32
  Deferred Trustees fees                                      4
Other                                                        24
                                                         -------
    Total Liabilities                                                    7,318
                                                                      ---------

NET ASSETS                                                            $817,488
                                                                      ========
Net asset value & redemption price per share - Class A
($401,929/11,749)                                                     $  34.21
                                                                      ========
Maximum offering price per share - Class A
($34.21/0.9425)                                                       $  36.30(a)
                                                                      ========
Net asset value & offering price per share - Class B
($370,699/11,346)                                                     $  32.67(b)
                                                                      ========
Net asset value & offering price per share - Class C
($38,562/1,148)                                                       $  33.59(b)
                                                                      ========
Net asset value, offering and redemption
 price per share - Class Z ($6,298/183)                               $ 34.49
                                                                      ========
COMPOSITION OF NET ASSETS
Capital paid in                                                       $692,994
Overdistributed net investment income                                      (12)
Net unrealized appreciation                                            124,506
                                                                      ---------
                                                                      $817,488
                                                                      ========

(a) On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998

(in thousands)
INVESTMENT INCOME
Dividends                                                               $ 4,051
Interest                                                                  2,835
                                                                        -------
                                                                          6,886

EXPENSES
Management fee                                             $ 4,641
Service fee - Class A, Class B, Class C                      1,526
Distribution fee - Class B                                   2,112
Distribution fee - Class C                                     168
Transfer agent                                               1,832
Bookkeeping fee                                                222
Trustees fee                                                    30
Custodian fee                                                   28
Audit fee                                                       27
Legal fee                                                        8
Registration fee                                               102
Reports to shareholders                                         28
Other                                                          151       10,875
                                                          ---------    ---------
       Net Investment Loss                                               (3,989)
                                                                       ---------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                        31,123
Net unrealized appreciation                                              54,532
                                                                       ---------
       Net Gain                                                          85,655
                                                                       ---------

Increase in Net Assets from Operations                                 $ 81,666
                                                                       ========


 See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended June 30
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS                   1998 (a)            1997
Operations:
Net investment loss                                $ (3,989)         $ (1,000)
Net realized gain                                    31,123            12,663
Net unrealized appreciation                          54,532            37,333
                                                  ----------         ---------
    Net Increase from Operations                     81,666            48,996
Distributions:
From net realized gains - Class A                   (16,194)           (3,482)
In excess of net realized gains - Class A              (199)              -
From net realized gains - Class B                   (16,680)           (4,515)
In excess of net realized gains - Class B              (205)              -
From net realized gains - Class C                    (1,153)             (160)
In excess of net realized gains - Class C               (14)              -
From net realized gains - Class Z                      (302)             (133)
In excess of net realized gains - Class Z                (4)              -
                                                  ----------         ---------
                                                     46,915            40,706
                                                  ----------         ---------
Fund Share Transactions:
Receipts for shares sold - Class A                  891,244           359,182
Value of distributions reinvested - Class A          14,748             3,095
Cost of shares repurchased - Class A               (661,166)         (339,178)
                                                  ----------         ---------
                                                    244,826            23,099
                                                  ----------         ---------
Receipts for shares sold - Class B                  217,087            99,839
Value of distributions reinvested - Class B          15,906             4,261
Cost of shares repurchased - Class B                (59,973)          (43,089)
                                                  ----------         ---------
                                                    173,020            61,011
                                                  ----------         ---------
Receipts for shares sold - Class C                   34,266             9,132
Value of distributions reinvested - Class C           1,108               127
Cost of shares repurchased - Class C                 (5,846)           (4,522)
                                                  ----------         ---------
                                                     29,528             4,737
                                                  ----------         ---------
Receipts for shares sold - Class Z                    1,139             1,208
Value of distributions reinvested - Class Z             306               133
Cost of shares repurchased - Class Z                   (650)             (773)
                                                  ----------         ---------
                                                        795               568
                                                  ----------         ---------
    Net Increase from Fund Share
      Transactions                                  448,169            89,415
                                                  ----------         ---------
        Total Increase                              495,084           130,121
NET ASSETS
Beginning of period                                 322,404           192,283
                                                  ----------         ---------
End of period (net of overdistributed and
  including undistributed net investment
  income of $12 and $26, respectively)             $817,488          $322,404
                                                  ----------         ---------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

 Continued on next page.

 See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                       Year ended June 30
                                                  ----------------------------
                                                    1998 (a)           1997
NUMBER OF FUND SHARES
Sold - Class A                                      26,435            13,304
Issued for distributions reinvested - Class A          452               112
Repurchased - Class A                              (19,429)          (12,520)
                                                  ----------         --------
                                                     7,458               896
                                                  ----------         --------
Sold - Class B                                       6,641             3,812
Issued for distributions reinvested - Class B          509               159
Repurchased - Class B                               (1,848)           (1,659)
                                                  ----------         --------
                                                     5,302             2,312
                                                  ----------         --------
Sold - Class C                                       1,020               337
Issued for distributions reinvested - Class C           34                 5
Repurchased - Class C                                 (177)             (169)
                                                  ----------         --------
                                                       877               173
                                                  ----------         --------
Sold - Class Z                                          35                44
Issued for distributions reinvested - Class Z           10                 5
Repurchased - Class Z                                  (19)              (28)
                                                  ----------         --------
                                                        26                21
                                                  ----------         --------

(a) Class D shares were redesignated Class C shares on July 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

NOTE 1.  ACCOUNTING POLICIES
 ................................................................................
Organization: Colonial Small Cap Value Fund (the Fund), a series of Colonial Trust VI, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Effective July 1, 1997, Class D shares were redesignated Class C shares which are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares; please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights: All income, expenses (other than the Class A, Class B and Class C service fee and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class A, Class B, and Class C net investment income per

                       Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES - CONT.
 ................................................................................
share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.80% annually of the Fund's average net assets. Through September 30, 1997, the monthly fee was 0.60% annually of the Fund's average net assets.

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

Transfer agent:  Colonial Investors Service Center, Inc. (the Transfer
Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective October 1, 1997, and continuing through September 1998, the Transfer Agent fee will be reduced by 0.0012% in cumulative monthly increments resulting in a decrease in the fee from 0.25% to 0.236% annually.

Underwriting discounts, service and distribution fees: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor),

                   Notes to Financial Statements/June 30, 1998
--------------------------------------------------------------------------------

a subsidiary of the Adviser, is the Fund's principal underwriter. For the year ended June 30, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $262,362 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $3,054, $565,628 and $14,304 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets attributable to Class A, Class B and Class C, as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares and Class C shares, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
Investment activity: During the year ended June 30, 1998, purchases and sales of investments, other than short-term obligations, were $568,616,073 and $193,125,510, respectively.

Unrealized appreciation (depreciation) at June 30, 1998, based on cost of investments for both financial statement and federal income tax purposes was approximately:

           Gross unrealized appreciation      $ 168,719,000
           Gross unrealized depreciation        (44,213,000)
                                              -------------
               Net unrealized appreciation    $ 124,506,000
                                              =============

Other: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 33-1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended June 30, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended June 30
                                                -------------------------------------------
                                                                  1998
                                                Class A    Class B     Class C (b)  Class Z
                                                -------- ----------------------------------
Net asset value -
  Beginning of period                           $ 30.570   $ 29.490     $ 30.240    $30.740
                                               ---------  ---------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)                                (0.096)    (0.338)      (0.348)    (0.010)
Net realized and
 unrealized gain                                   5.786      5.568        5.748      5.810
                                               ---------  ---------     --------    -------
   Total from Investment
      Operations                                   5.690      5.230        5.400      5.800
                                               ---------  ---------     --------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
 gains                                            (2.025)    (2.025)      (2.025)    (2.023)
In excess of net
 realized gains                                   (0.025)    (0.025)      (0.025)    (0.027)
                                               ---------  ---------     --------    -------
Total distributions                               (2.050)    (2.050)      (2.050)    (2.050)
Net asset value -
   End of period                                $ 34.210   $ 32.670     $ 33.590    $34.490
                                               =========  =========     ========    =======
Total return (c)                                  18.95%     18.05%       18.17%     19.21%
                                               =========  =========     ========    =======

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                       1.42%      2.17%        2.17%      1.17%
Net investment
 income (loss) (d)                               (0.28)%    (1.03)%      (1.03)%    (0.03)%
Portfolio turnover                                   35%        35%          35%        35%
Net assets at end
 of period (000)                               $ 401,929  $ 370,699     $ 38,562    $ 6,298

(a) Per share data was calculated using average shares outstanding during the period.

(b)  Class D shares were redesignated Class C shares on July 1, 1997.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrange-ments had no impact.

--------------------------------------------------------------------------------
Federal income tax information (unaudited)
76% of the ordinary income distributed by the Fund in the year ended June 30, 1998 qualifies for the corporate dividends received deduction.
--------------------------------------------------------------------------------

                     FINANCIAL HIGHLIGHTS - CONT.

                          Year ended June 30
---------------------------------------------------------------
                               1997
Class A             Class B            Class C (b)      Class Z
--------           --------            -------          -------
$ 26.480           $ 25.770           $ 26.400          $26.550
--------           --------            -------          -------


  (0.003)            (0.199)            (0.208)           0.065

   5.073              4.899              5.028            5.105
--------           --------            -------          -------

   5.070              4.700              4.820            5.170
--------           --------            -------          -------


  (0.980)            (0.980)            (0.980)          (0.980)

   -                  -                  -                -
--------           --------            -------          -------
  (0.980)            (0.980)            (0.980)          (0.980)

$ 30.570           $ 29.490           $ 30.240          $30.740
========           ========            =======          =======
  19.54%             18.63%             18.64%           19.87%
========           ========            =======          =======


   1.32%              2.07%              2.07%            1.07%

 (0.01)%            (0.76)%            (0.76)%            0.24%
     54%                54%                54%              54%

$131,151           $178,234            $ 8,194          $ 4,825

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                    Year ended June 30
                                              -----------------------------------------------------------
                                                                         1996
                                               Class A       Class B        Class C(b)         Class Z(c)
                                               --------      --------        -------             -------
Net asset value -
 Beginning of period                           $ 22.260      $ 21.840       $ 22.550            $ 24.790
                                               --------      --------        -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)                                0.036(d)     (0.147)(d)     (0.072)(d)           0.096(d)
Net realized and
 unrealized gain                                  5.479         5.372          3.922               2.959
                                               --------      --------        -------             -------
   Total from Investment
      Operations                                  5.515         5.225          3.850               3.055
                                               --------      --------        -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized
 gains                                           (1.295        (1.295)             -              (1.295)
                                               --------      --------        -------             -------
Net asset value -
 End of period                                 $ 26.480      $ 25.770       $ 26.400            $ 26.550
                                               ========      ========        =======             =======
Total return (e)                                 25.31%        24.44%         17.07%(f)           12.81%(f)
                                               ========      ========        =======             =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.38%(g)      2.13%(g)       2.15%(g)(h)         1.13%(g)(h)
Net investment
 income (loss)                                    0.15%(g)    (0.60)%(g)     (0.54)%(g)(h)         0.41%(g)(h)
Portfolio turnover                                  46%           46%            46%                 46%
Net assets at end
 of period (000)                               $ 89,924      $ 96,158        $ 2,585             $ 3,616

(a) Per share data was calculated using average shares outstanding during the period.

(b) Class C shares were initially offered on January 15, 1996. Per share data reflects activity from that date.

(c) Class Z shares were initially offered on July 31, 1995. Per share data reflects activity from that date.

(d)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized

(g) The benefits derived from custody credits and directed brokerage arrange-ments had no impact. Prior years' ratios are net of benefits received, if any.

(h)  Annualized.

               FINANCIAL HIGHLIGHTS - CONT.

                   Year ended June 30
-------------------------------------------------------
         1995                            1994
Class A       Class B          Class A         Class B
-------       -------          -------         -------

$16.670       $16.470          $15.860         $15.790
-------       -------          -------         -------


  0.002        (0.139)          (0.047)         (0.176)

  5.588         5.509            0.857           0.856
-------       -------          -------         -------

  5.590         5.370            0.810           0.680
-------       -------          -------         -------


      -             -                -               -
-------       -------          -------         -------

$22.260       $21.840          $16.670         $16.470
=======       =======          =======         =======
 33.53%        32.60%            5.11%           4.31%
=======       =======          =======         =======

  1.45%         2.20%            1.56%           2.31%

  0.01%       (0.74)%          (0.27)%         (1.02)%
    64%           64%              35%             35%

$40,661       $29,458          $24,760         $ 8,489

                        REPORT OF INDEPENDENT ACCOUNTANTS

          T0 THE TRUSTEES OF COLONIAL TRUST VI AND THE SHAREHOLDERS OF
                          COLONIAL SMALL CAP VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund (the "Fund") (a series of Colonial Trust VI) at June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 1998

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Small Cap Value Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Small Cap Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Small Cap Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of our Performance Update.

[back cover]
                                    Trustees
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

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Visit us at www.libertyfunds.com                       SC-02/610F-07/98 (98/855)